Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation hereby constitute and appoint Frank N. Newman, George J. Vojta, Richard H. Daniel, Melvin A. Yellin, and James
T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report for the year 1996 of Bankers Trust New York Corporation on Form 10-K pursuant to Section 13 of the Securities and Exchange Act of 1934 and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.


February 18, 1997                       Bankers Trust New York Corporation



                                        By /S/ FRANK N. NEWMAN
                                               ------------------------
                                               Frank N. Newman
                                               Chairman of the Board


/S/ FRANK N. NEWMAN
---------------------------------------
    Frank N. Newman
    Chairman of the Board, Chief Executive
    Officer, President and Director
    (Principal Executive Officer)


/S/ RICHARD H. DANIEL
---------------------------------------
    Richard H. Daniel
    Executive Vice President,
    Chief Financial Officer and Controller
    (Principal Financial Officer)


/S/ GEOFFREY M. FLETCHER
---------------------------------------
    Geoffrey M. Fletcher
    Senior Vice President
    (Principal Accounting Officer)

                                                               February 18, 1997


/S/ GEORGE B. BEITZEL
---------------------------------------
    George B. Beitzel                                Director


/S/ PHILLIP A. GRIFFITHS
---------------------------------------
    Phillip A. Griffiths                             Director


/S/ WILLIAM R. HOWELL
---------------------------------------
    William R. Howell                                Director


/S/ JON M. HUNTSMAN
---------------------------------------
    Jon M. Huntsman                                  Director


/S/ VERNON E. JORDAN, JR.
---------------------------------------
    Vernon E. Jordan, Jr.                            Director


/S/ HAMISH MAXWELL
---------------------------------------
    Hamish Maxwell                                   Director


/S/ N.J. NICHOLAS JR.
---------------------------------------
    N.J. Nicholas Jr.                                Director


/S/ RUSSELL E. PALMER
---------------------------------------
    Russell E. Palmer                                Director


/S/ DONALD L. STAHELI
---------------------------------------
    Donald L. Staheli                                Director


/S/ PATRICIA C. STEWART
---------------------------------------
    Patricia C. Stewart                              Director


/S/ GEORGE J. VOJTA
---------------------------------------
    George J. Vojta                                  Vice Chairman and Director


/S/ PAUL A. VOLCKER
---------------------------------------
    Paul A. Volcker                                  Director